UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report: (Date of earliest event reported) June 7, 2019

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)

                            301 Commercial Road, Unit D
      000-54582                  Golden, CO 80401              46-5221947
-----------------------   -------------------------------    ----------------
   (Commission File      (Address of Principal Executive     (IRS Employer
       Number)               Offices and Zip Code)            Identification
                                                                 Number)

                                 (303) 386-7104
                  -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A


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Indicate by check mark whether the  Registrant is an emerging  growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      See Item 2.03 of this report.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On June 7, 2019 the Company agreed to borrow up to $10,000,000 from Ambria Investors LP. The loan is evidenced by a promissory note which will be funded in a series of tranches, each of which will bear interest at 5% per year. The first tranche was funded on June 11, 2019.

                                  Less Original
      Date of       Principal       Net Issue       Amount         Maturity
      Funding        Amount          Discount       Funded            Date
      -------       -------       -------------     ------        ------------

      6/11/19     $2,625,000       $(125,000)     $2,500,000       12/11/19

     The Company may pay the Note at any time prior to the Maturity Date. Until the 60th day after the date of each funding, the Company may pay the principal of the Note, plus a premium of 10%, in addition to outstanding interest, without the Holder's consent. From the 61st day after the date of each funding to the 120th date after the date of each funding, the Company may pay the principal of the Note, plus a premium of 20%, in addition to outstanding interest, without the Holder's consent. From the 121st day after the date of each funding to the 180th day after the date of each funding, the Company may pay the principal of the Note, plus a premium of 30%, in addition to outstanding interest, without the Holder's consent. After the Maturity Date the Note may only be paid with the Holder's consent.

     Ambria Investments is entitled, at its option, at any time, after the Maturity Date of each funding to convert all or any part of the unpaid principal of the Note, plus accrued interest and a premium, into shares of the Company's common stock at a price per share equal to 70% of the average of the two lowest trading prices of the Company's common stock during the 15 consecutive trading days ending on the latest complete trading day prior to the conversion date.

Item 3.02.  Unregistered Sales of Equity Securities.

     In connection with the issuance of the note referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The holder of the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. No commission was paid to any person in connection with issuance of the note.

Item 9.01.  Financial Statements and Exhibits

Exhibits    Description

10.20       Promissory Note issued to Ambria Investment LP


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED CANNABIS CORPORATION


Dated:  June 20, 2019                 By: /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer



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